Filed pursuant to Rule 497
File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated February 27, 2015
to
Prospectus dated April 30, 2014

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 30, 2014, as previously supplemented and amended (as so supplemented and amended, the "Prospectus"). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

        You should carefully consider the "Risk Factors" beginning on page 36 of the Prospectus before you decide to invest in our common shares.

Prospectus Summary

        This supplement supplements and amends the section of the Prospectus entitled "Prospectus Summary" by adding the following immediately after the last paragraph of such section:

Recent Developments

Selected Preliminary Fiscal 2014 Financial Results

        Set forth below are selected preliminary estimates of our financial condition and results of operations for the year ended December 31, 2014. These estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the year ended December 31, 2014. Our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the year ended December 31, 2014 are finalized.

        As of December 31, 2014, our net asset value per share is estimated to be between $8.55 and $8.60.

        Our net investment income per share for the year ended December 31, 2014 is estimated to be between $0.72 and $0.77.

        As of December 31, 2014, we had approximately $1.1 billion of aggregate debt outstanding.

        We paid regular cash distributions to shareholders totaling approximately $0.69 per share during the year ended December 31, 2014.

        Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.